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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 27, 1997
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                              ADVANCED NMR SYSTEMS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                 0-11914                22-2457487
            (STATE OR OTHER            (COMMISSION         (I.R.S. EMPLOYER
             JURISDICTION             FILE NUMBER)        IDENTIFICATION NO.)
           OF INCORPORATION)


                        46 JONSPIN ROAD, WILMINGTON, MA  01887
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                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (508) 657-8876
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     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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               On February 27, 1997, Medical Diagnostics, Inc., a Delaware
     corporation and a wholly-owned subsidiary of Advanced NMR Systems, Inc., a Delaware corporation (the "Company"), merged (the "Merger") with MDI Acquisition Corporation, a newly-formed wholly-owned subsidiary of US Diagnostic Inc., a Delaware corporation ("USD"), and became a wholly-owned subsidiary of USD. The Merger was effected pursuant to an Agreement and Plan of Merger, dated January 20, 1997 (the "Merger Agreement"). A copy of the Merger Agreement was an exhibit to the Form 8-K filed by the Company for an event of January 20, 1997 to report the entry into such Agreement.

               At the effective time of the Merger, upon conversion of the MDI shares, USD paid the Company $22,000,000 (the "Merger Consideration") as follows: (i) to Chase Manhattan Bank N.A. (the "Bank"), on behalf of obligations of MDI which were guaranteed by the Company, an amount sufficient to fully satisfy all of MDI's obligations to the Bank (approximately $12,000,000) and (ii) the remainder of the Merger Consideration (approximately $10,000,000) to the Company. As a result of the Merger, USD assumed approximately $9,000,000 in payment obligations under MDI's capital leases. The Company paid a financial advisor fee to Leeds Group Inc. and other expenses related to the Merger.

               For information regarding the mutual indemnifications between the Company and USD and a blocked account established by the Company to secure a certain indemnification obligation, reference is made to the January 20, 1997 Form 8-K and the Merger Agreement. In addition, the Company maintained letters of credit in the aggregate amount of $700,000 securing certain of the capital leases assumed by USD, for which the Company received a $700,000 note from USD repayable on December 31, 1997 in the event the letters of credit are not replaced or removed. USD agreed to use its best efforts to replace those letters of credit or to remove the requirement for them.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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          (b)  Pro Forma Financial Statements

               Pursuant to paragraph (a)(4), the unaudited pro forma financial statements of the Company giving effect to the Merger will be filed within 60 days of March 13, 1997, the day that this report was due to be filed.

          (c)  Exhibits

               99.  Press Release, dated February 28, 1997


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                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ADVANCED NMR SYSTEMS, INC.


                                             /s/ Jack Nelson
                                   ---------------------------------------------
                                   Name:  Jack Nelson
                                   Title:  Chairman

     Dated:  March 7, 1997